SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

                           February 28, 1997
                   (Date of earliest event reported)



                       HOMESTAKE MINING COMPANY
        (exact name of Registrant as specified in its charter)


Delaware                           1-8736            94108-2788
(State or other jurisdiction of  (Commission      (I.R.S. Employer
Incorporation or organization)    File Number)    Identification No.)

(Address of principal executive office)

94108-2788
(Zip Code)
Registrant's telephone number, including area code:   (415) 981-8150


               Exhibit index is on page 4 of this filing

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Item 5.  Other Events.

          On February 28, 1997, Homestake Mining Company ("Homestake") issued a Press Release announcing that Prime Resources Group Inc. (50.6% owned by Homestake) received a positive feasibility study for the construction of a gravity and flotation processing facility at the Eskay Creek mine located in northern British Columbia, Canada. A copy of the text of Homestake's Press Release is attached as Exhibit 99.1, and is incorporated herein by reference. In addition, on February 28, 1997, Homestake issued a Press Release announcing that its wholly-owned subsidiary, Homestake Canada Inc., has sold its joint venture interests in the George Lake and Back River gold properties to Arauco Resources Corporation of Toronto, Canada. A copy of the text of Homestake's Press Release is attached as Exhibit 99.2, and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.


Exhibit 99.1 -        Text of Press Release issued by Homestake on
                      February 28, 1997.

Exhibit 99.2 -        Text of Press Release issued by Homestake on
                      February 28, 1997.

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                          SIGNATURES


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HOMESTAKE MINING COMPANY,



                              By:  /S/ GENE G. ELAM
                                 -------------------------
                                 Name:  Gene G. Elam
                                 Title: Vice President,
                                        Finance and Chief
                                        Financial Officer

DATED: February 28, 1997

                        EXHIBIT INDEX

Exhibit 99.1 -    Text of Press Release issued by Homestake on
                  February 28, 1997.

Exhibit 99.2 -    Text of Press Release issued by Homestake on
                  February 28, 1997.